Exhibit 10.1

REGISTRATION RIGHTS AGREEMENT

THIS REGISTRATION RIGHTS AGREEMENT (this “Agreement”), dated as of October 20, 2017, is entered into by and between Golden Entertainment, Inc., a Minnesota corporation (the “Company”) and W2007/ACEP Holdings, LLC, a Delaware limited liability company (“Stockholder”).

WHEREAS, the Company, Stockholder and W2007/ACEP Managers Voteco, LLC, a Delaware limited liability company (“Voteco”), have entered into that certain Membership Interest Purchase Agreement, dated as of June 10, 2017 (as the same may be amended or supplemented from time to time, the “Purchase Agreement”), pursuant to which the Company has acquired all of the outstanding membership interests of American Casino & Entertainment Properties, LLC, a Delaware limited liability company;

WHEREAS, as more fully described in the Purchase Agreement, in connection with the Closing under the Purchase Agreement, Stockholder has received shares of common stock, $0.01 par value per share, of the Company (the “Shares”), on the terms and conditions set forth in the Purchase Agreement; and

WHEREAS, the Company desires to enter into this Agreement with Stockholder in order to grant Stockholder the registration rights contained herein.

NOW, THEREFORE, in consideration of the premises and the mutual promises and covenants contained in this Agreement, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

Section 1. Definitions. For the purposes of this Agreement, capitalized terms used and not otherwise defined herein shall have the respective meanings ascribed to them as set forth below, or if not set forth below, as set forth in the Purchase Agreement:

“Agreement” shall have the meaning set forth in the preamble hereto.

“Company” shall have the meaning set forth in the preamble hereto.

“Company Standstill Period” shall have the meaning set forth in Section 5(a).

“Demand Registration” shall have the meaning set forth in Section 3(a).

“Demand Request” shall have the meaning set forth in Section 3(a).

“Exchange Act” shall mean the Securities Exchange Act of 1934, as amended (or any corresponding provision of succeeding law) and the rules and regulations thereunder.

“FINRA” shall mean the Financial Industry Regulatory Authority.

“Loss” shall have the meaning set forth in Section 7(a).

“Long-Form Demand” shall have the meaning set forth in Section 3(a).

“Material Disclosure Event” means, as of any date of determination, any pending or imminent event relating to the Company or any of its subsidiaries, which, in the good faith determination of the Company, after consultation with external legal counsel, (i) requires disclosure of material, non-public information relating to such event in any registration statement or related prospectus under which Registrable Securities may be offered and sold (including documents incorporated by reference therein) so that such registration statement would not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they are made, not misleading, (ii) is otherwise not required to be publicly disclosed at that time (e.g., on Forms 10-K, 8-K, or 10-Q) under applicable federal or state securities laws and (iii) if publicly disclosed at the time of such event, could reasonably be expected to materially adversely affect the business, financial condition or prospects of the Company and its subsidiaries or would materially adversely affect a pending or proposed acquisition, merger, recapitalization, consolidation, reorganization, financing or similar transaction, or negotiations with respect thereto.

“New York Court” shall have the meaning set forth in Section 9(c).

“Person” shall mean any individual, corporation, partnership, limited liability company, joint venture, association, joint-stock company, trust, unincorporated organization, government or any agency or political subdivision thereof or any other entity.

“Piggyback Registration” shall have the meaning set forth in Section 4(a).

“Purchase Agreement” shall have the meaning set forth in the recitals hereto.

“Registrable Securities” shall mean the Shares acquired by Stockholder pursuant to the Purchase Agreement on the date hereof, as well as any of the Company’s securities which may be issued or distributed by way of stock split, dividend, recapitalization or reclassification in respect of such Shares; provided, however, such Registrable Securities shall cease to be Registrable Securities (i) when a registration statement with respect to the sale of such Registrable Securities shall have become effective under the Securities Act and such Registrable Securities shall have been disposed of in accordance with such registration statement; (ii) when such Registrable Securities shall have been sold in accordance with Rule 144 (or any successor provision) under the Securities Act in a transaction where the restrictive legend is removed from such Shares; (iii) when such Registrable Securities have ceased to be outstanding; or (iv) when such Registrable Securities have become freely transferable without volume or manner of sale restrictions under Rule 144 (or any successor provision) under the Securities Act and such remaining Registrable Securities constitute less than five percent (5%) of the then-issued and outstanding shares of common stock (including any of the Company’s securities which may be issued or distributed by way of stock split, dividend, recapitalization or reclassification in respect of such common stock), $0.01 par value per share, of the Company.

“Registration Expenses” shall mean all expenses incurred in effecting any registration pursuant to this Agreement, including registration, qualification, listing and filing fees

(including, without limitation, all SEC and FINRA filing fees and NASDAQ listing fees), printing expenses, transfer agent’s and registrar’s fees and expenses, fees and disbursements of counsel for the Company and all accountants and other persons retained by the Company, fees and disbursements of up to fifty thousand dollars ($50,000) for one counsel (plus appropriate local counsel) chosen by Stockholder for each Demand Registration or Underwritten Offering, and blue sky (and other securities laws) fees and expenses associated with any registration statement, as well as all internal fees and expenses of the Company, but shall not include any Selling Expenses.

“SEC” shall mean the United States Securities and Exchange Commission and any successor United States federal agency or governmental authority having similar powers.

“Securities Act” shall mean the Securities Act of 1933, as amended (or any successor corresponding provision of succeeding law), and the rules and regulations thereunder.

“Selling Expenses” shall mean all underwriting discounts, selling commissions, stock transfer taxes, and the fees and disbursements of any additional counsel for Stockholder not included in the definition of Registration Expenses.

“Shares” shall have the meaning set forth in the recitals hereto.

“Shelf Registration Statement” shall have the meaning set forth in Section 2(a).

“Short-Form Demand” shall have the meaning set forth in Section 3(a).

“Stockholder” shall have the meaning set forth in the preamble hereto.

“Suspension Notice” shall have the meaning set forth in Section 5(b).

“Suspension Period” shall have the meaning set forth in Section 5(b).

“Underwritten Offering” shall mean an underwritten offering by Stockholder of Registrable Securities for which the Company provides the cooperation and assistance required by this Agreement, including pursuant to Section 6(a)(xv)-(xx).

Section 2. Shelf Registration.

(a) Shelf Registration. If the Company then meets the requirements for the use of a shelf registration statement on Form S-3 under the Securities Act, the Company shall use its reasonable best efforts to prepare and file with the SEC, within 45 days following the request of the Stockholder, a shelf registration statement under the Securities Act (or at the Company’s option, a post-effective amendment to its existing shelf registration statement on Form S-3 filed with the SEC) for the offer and sale from time to time on a continuous or delayed basis of all of the Registrable Securities (the “Shelf Registration Statement”). For avoidance of doubt, the Shelf Registration Statement may include other Company securities registered for the account of the Company and/or other Persons. The Company shall file the Shelf Registration Statement on Form S-3 covering all of the Registrable Securities or, if the Company or the offering of such Registrable Securities does not satisfy the requirements for use of such form, such other form as may be appropriate; provided, that if the Shelf Registration Statement is not filed on Form S-3, the Company shall, promptly upon meeting the requirements for use of such form, file an appropriate amendment to the Shelf Registration Statement to convert it to Form S-3. Subject to the provisions contained in this Section 2 and in Sections 5(b) and 5(c) hereof, the Company shall use its reasonable best efforts to cause such Shelf Registration Statement to be declared effective by the SEC or to otherwise become effective as soon as practicable after the filing thereof.

(b) Required Shelf Registration Period and Procedures. The Company shall (i) cause such Shelf Registration Statement to include a resale prospectus intended to permit Stockholder to sell, at Stockholder’s election, all or part of the Registrable Securities held by Stockholder without restriction, (ii) use its reasonable best efforts to prepare and file with the SEC such supplements, amendments and post-effective amendments to such Shelf Registration Statement as may be necessary to keep such Shelf Registration Statement continuously effective and in compliance with the Securities Act and usable for the resale of Registrable Securities (subject to any Suspension Period(s) referred to below) for so long as the securities registered thereunder constitute Registrable Securities, and (iii) use its reasonable best efforts to cause the resale prospectus to be supplemented by any required prospectus supplement (subject to any Suspension Period(s) referred to below).

(c) Underwritten Offerings Pursuant to the Shelf Registration. From time to time after the filing of the Shelf Registration Statement, the Stockholder shall be entitled to request an aggregate of four (4) Underwritten Offerings pursuant to the Shelf Registration; provided, that each such Underwritten Offering will be subject to the priority provisions set forth in Section 3(d) as if it was a Demand Registration; and provided, further, that an Underwritten Offering under this Section 2(c) shall count as one of the permitted Underwritten Offerings hereunder only if the Stockholder is able to register and sell at least ninety percent (90%) of the Registrable Securities requested to be included in such Underwritten Offering. In connection with any offering of Registrable Securities pursuant to the Shelf Registration Statement in the form of an Underwritten Offering, the managing underwriter for the offering shall be an investment banking firm of national standing to be selected by mutual agreement of Stockholder and the Company (such agreement not to be unreasonably withheld, conditioned or delayed). The Company will not be obligated to participate in more than three (3) Underwritten Offerings (less the number of any Demand Registrations) pursuant to the Shelf Registration Statement in any twelve (12) month period. Stockholder shall have the right to cancel a proposed Underwritten Offering of Registrable Securities pursuant to this Section 2(c) (x) at any time prior to the commencement of marketing to investors for such proposed Underwritten Offering and (y) after the commencement of marketing to investors if Stockholder becomes aware of material adverse information relating to the Company that is different from the information known to the Stockholder at the time of the commencement of such marketing. Such cancelled offering shall not be counted as an Underwritten Offering for purposes of this Section 2(c).

Section 3. Demand Registration Rights.

(a) Request for Registration. Subject to the provisions contained in this Section 3(a) and in Sections 4(b), 5(b) and 5(c) hereof, Stockholder may, from time to time, request in writing (a “Demand Request”) that the Company effect the registration under the Securities Act of a specified number of Registrable Securities held by Stockholder on Form S-1 or any successor form to Form S-1, or any similar long-form registration statement (a “Long-Form Demand”) or, if available, on Form S-3 or any successor form to Form S-3, or any similar short-form registration statement, but excluding a Shelf Registration effected pursuant to Section 2(a) (a “Short-Form Demand”). Subject to the provisions contained in this Section 3 and in Sections 5(b) and 5(c) hereof: (x) upon receipt of a Demand Request, the Company will use reasonable best efforts to cause to be included in a registration statement on an appropriate form under the Securities Act, filed with the SEC as promptly as practicable but in any event not later than 45 days after receiving a Demand Request, such Registrable Securities as may be requested by the Stockholder in its Demand Request, and (y) the Company shall use reasonable best efforts to cause any such registration statement to be declared effective by the SEC or to otherwise become effective as soon as practicable after the filing thereof (a “Demand Registration”). The Company will in no event be required to effect more than three (3) Demand Registrations in any twelve (12) month period or more than four (4) Demand Registrations in total (in each case, less the number of any Underwritten Offerings effected by the Company pursuant to the Shelf Registration Statement at the request of Stockholder) pursuant to this Agreement. Notwithstanding the foregoing, the Company shall not be obligated to effect any Demand Registration for any Registrable Securities if the Shelf Registration Statement is then effective and such Shelf Registration Statement may be utilized by the Stockholder for the offering and sale of all Registrable Securities then requested in such Demand Registration without a requirement under SEC rules and regulations for a post-effective amendment thereto.

(b) Effective Registration. A registration will not count as a Demand Registration for purposes of Section 3(a) unless the related registration statement has been declared effective and has remained effective until such time as all of such Registrable Securities covered thereby have been disposed of in accordance with the intended methods of disposition by the Stockholder (but in no event for a period of more than 180 days after such registration statement becomes effective, not including any Suspension Period); it being understood that if, after it has become effective, an offering of Registrable Securities pursuant to a registration statement is terminated by any stop order, injunction, or other order of the SEC or other governmental agency or court, such registration pursuant thereto will be deemed not to have been effected and will not count as a Demand Registration for purposes of Section 3(a).

(c) Selection of Underwriters. With respect to any offering of Registrable Securities pursuant to a Demand Registration in the form of an underwritten offering, the managing underwriter for the offering shall be an investment banking firm of national standing to be selected by mutual agreement of Stockholder and the Company (such agreement not to be unreasonably withheld, conditioned or delayed).

(d) Priority on Demand Registrations. With respect to any offering of Registrable Securities pursuant to a Demand Registration or the Shelf Registration Statement in the form of an Underwritten Offering, the Company may include securities to be sold for the account of the Company or other Persons in such Demand Registration (or Underwritten Offering pursuant to the Shelf Registration Statement); provided, that no securities to be sold for the account of any Person (including the Company) other than Stockholder shall be included in such Demand Registration (or Underwritten Offering pursuant to the Shelf Registration, as applicable) (i) if and to the extent that the managing underwriter advises Stockholder and the Company in writing that the inclusion of such securities is anticipated to have a material adverse effect on the price, timing or marketability of the Registrable Securities or otherwise have a material adverse effect on the success of such offering and (ii) unless the Registrable Securities of Stockholder receive priority over all other securities included in such Demand Registration (or Underwritten Offering pursuant to the Shelf Registration, as applicable).

(e) Cancellation of Registration. The Stockholder shall have the right to cancel a proposed Demand Registration of Registrable Securities pursuant to this Section 3 (x) at any time prior to the commencement of marketing to investors for such proposed Demand Registration and (y) after the commencement of marketing to investors if Stockholder becomes aware of material adverse information relating to the Company that is different from the information known to the Stockholder at the time of the commencement of such marketing. Such cancelled registration shall not be counted as a Demand Registration for purposes of Section 3(a).

Section 4. Piggyback Registration Rights.

(a) Right to Piggyback. If the Company (i) proposes to file a registration statement under the Securities Act with respect to an offering of any equity securities (except pursuant to registrations on Form S-4 or any successor form, or on Form S-8 or any successor form relating solely to securities issued pursuant to any benefit plan) on a form that would permit registration of Registrable Securities for sale to the public under the Securities Act or (ii) proposes to file an initial prospectus supplement to a registration statement with respect to an offering of its common stock on a form that would permit registration of Registrable Securities for sale to the public under the Securities Act, then the Company shall give written notice of such proposed filing to Stockholder not less than 21 days before the anticipated filing date, describing in reasonable detail the proposed offering (including the number and class of securities proposed to be offered, the proposed date of filing of such registration statement or prospectus supplement, any proposed means of distribution of such securities, any proposed managing underwriter of such securities and a good faith estimate by the Company of the proposed maximum offering price of such securities as such price is proposed to appear on the facing page of such registration statement or prospectus supplement), and offering Stockholder the opportunity to register and offer such number of Registrable Securities of the same class as those being offered by the Company as the Stockholder may request. Upon the written request of Stockholder, received by the Company no later than 10 days after receipt by the Stockholder of the notice sent by the Company, to register and offer, on the same terms and conditions as the securities otherwise being sold pursuant to such registration statement or prospectus supplement, any of Stockholder’s Registrable Securities of the same class as those being offered (which request shall state the intended method of disposition thereof if the securities otherwise being sold are being sold by more than one method of disposition), the Company will cause such Registrable Securities as to which registration shall have been so requested to be included in the registration statement or prospectus supplement proposed to be filed by the Company on the same terms and conditions as the securities otherwise being sold pursuant to such registration statement or prospectus supplement (a “Piggyback Registration”); provided, however, that, notwithstanding the foregoing, the Company may at any time, in its sole discretion, without the consent of Stockholder, delay or abandon the proposed offering in which a Stockholder had requested to participate pursuant to this Section 4(a) or cease the filing (or obtaining or maintaining the effectiveness) of or withdraw the related registration statement or prospectus supplement or other governmental approvals, registrations or qualifications. In such event, the Company shall so notify the Stockholder and the Company shall incur no liability for its failure to complete any such offering other than its obligation to pay Registration Expenses in connection therewith.

(b) Priority on Primary Registrations. If a Piggyback Registration is initiated as an underwritten primary registration on behalf of the Company, and the managing underwriter advises the Company that in its reasonable opinion the number of equity securities requested to be included in such registration exceeds the number that can be sold in such offering without having a material adverse effect on the price or success of the offering, then the Company shall include in such registration statement or prospectus supplement the maximum number of shares that such underwriter advises can be so sold without having such adverse effect, allocated (i) first, to the equity securities the Company proposes to sell and to Stockholder, pro rata among the Company and Stockholder on the basis of the percentage of the shares requested to be registered by them, or on such basis as the Company and Stockholder may agree, (ii) second, to any other shareholder with piggyback registration rights entitling it to include shares of Company common stock in such registration, pro rata among such holders on the basis of the percentage of the shares requested to be registered by them or on such basis as such holders may agree among themselves and the Company, and (iii) third, among other security holders of the Company, pro rata among such holder(s) on the basis of the percentage of the then outstanding shares requested to be registered by them or on such basis as such holder(s) may agree among themselves and the Company.

(c) Priority on Secondary Registrations. If a Piggyback Registration is initiated as a secondary underwritten registration on behalf of any holders of the Company’s securities other than Stockholder, and the managing underwriter advises the Company that in its reasonable opinion the number of securities requested to be included in such registration exceeds the number that can be sold in such offering without having a material adverse effect on the price or success of the offering, then the Company shall include in such registration statement or prospectus supplement the maximum number of shares that such underwriter advises can be so sold without having such adverse effect, allocated (i) first, to the securities requested to be included therein by the holder(s) requesting such registration, to the extent such holder(s) have priority registration rights in effect on the date hereof, and to the Stockholder, pro rata among such holders on the basis of the percentage of the shares requested to be registered by them or on such basis as such holders may agree among themselves and the Company, (ii) second, to any other shareholder with piggyback registration rights entitling it to include shares of Company common stock in such registration, pro rata among such holders on the basis of the percentage of the shares requested to be registered by them or on such basis as such holders may agree among themselves and the Company, and (iii) third, among the Company and other security holders of the Company, pro rata among such holder(s) and the Company on the basis of the percentage of the shares requested to be registered by them or on such basis as such holder(s) may agree among themselves and the Company.

(d) Withdrawal. Stockholder shall have the right to withdraw its request for inclusion of any specified number of its Registrable Securities in any registration statement or prospectus supplement pursuant to this Section 4 by giving written notice to the Company of its request to withdraw at least five (5) Business Days prior to the effective date of such registration statement. In the event of any such withdrawal, the Company shall not include such Registrable Securities in the applicable registration and such Registrable Securities shall continue to be Registrable Securities hereunder. No such withdrawal shall affect the obligations of the Company with respect to the Registrable Securities not so withdrawn.

(e) Underwritten Offerings. In connection with the exercise of any registration rights granted to the Stockholder pursuant to this Section 4, if the offering is to be effected by means of an underwritten offering, the Company may condition participation in such offering on Stockholder entering into an underwriting agreement in customary form and acting in accordance with the terms and conditions thereof; provided that the Company shall cooperate reasonably with Stockholder in the event Stockholder is required by applicable law to engage an underwriter other than the managing underwriter engaged by the Company or the requesting holder in connection with the sale of Registrable Securities pursuant to this Section 4.

Section 5. Standstill and Suspension Periods.

(a) Company Standstill Period. To the extent requested by the managing underwriter(s) for the applicable offering, in the event of an underwritten public offering of Registrable Securities on a firm commitment basis pursuant to Section 2(c) or Section 3(a) hereof, the Company agrees not to, without the prior written consent of the managing underwriter, offer, pledge, sell, contract to sell, grant any option, right or warrant to purchase, or otherwise transfer or dispose of, directly or indirectly, any securities (except securities that may be held by the Company for its own account under the relevant registration statement) that are the same as, or similar to, the Registrable Securities, or any securities convertible into, or exchangeable or exercisable for, any securities of the Company that are the same as, or similar to, the Registrable Securities (except in each case pursuant to registrations on Form S-4 or any successor form, or otherwise in connection with the acquisition of a business or assets of a business, a merger, or an exchange offer for the securities of the issuer or another entity, or pursuant to a Company dividend reinvestment plan, or for issuances of securities pursuant to the conversion, exchange or exercise of then-outstanding convertible or exchangeable securities, options, rights or warrants, or pursuant to registrations on Form S-8 or any successor form or otherwise relating solely to securities offered pursuant to any benefit plan), during the period commencing five (5) Business Days prior to the effective date of the registration statement relating to such Registrable Securities (to the extent timely notified in writing by Stockholder or the managing underwriter of such distribution) and ending on the 90th day after such effective date (the “Company Standstill Period”).

(b) Suspension Period. The Company may, by notice in writing to the Stockholder postpone the filing or effectiveness of the Shelf Registration Statement or any other registration requested pursuant to this Agreement (including any post-effective amendments thereto), or otherwise suspend the Demand Registration rights of the Stockholder and/or require the Stockholder to suspend use of any resale prospectus included in the Shelf Registration Statement for any period of time determined by the Company if there shall occur a Material Disclosure Event (such period, a “Suspension Period”). Notwithstanding anything herein to the contrary, the Company shall not be entitled to more than three Suspension Periods, which Suspension Periods shall have durations of not more than 30 days each (which may at the Company’s determination run consecutively for a given Material Disclosure Event), during any consecutive 12 month period; provided, however, that if the Company deems in good faith that it is necessary to file a post-effective amendment to the Shelf Registration Statement in order to comply with Section 2 hereof, then such period of time from the date of filing of such post-effective amendment until the date on which such Shelf Registration Statement is declared effective by the SEC or otherwise becomes effective shall not be treated as a Suspension Period and the Company shall use its reasonable best efforts to cause such post-effective amendment to be declared effective or otherwise become effective as promptly as possible. Stockholder agrees that, upon receipt of notice from the Company of the occurrence of a Material Disclosure Event (a “Suspension Notice”), Stockholder will forthwith discontinue any disposition of Registrable Securities pursuant to any Shelf Registration Statement or any public sale or distribution, including pursuant to Rule 144, until the earlier of (i) the expiration of the Suspension Period and (ii) Stockholder’s receipt of a notice from the Company to the effect that such suspension has terminated. Any Suspension Notice shall be accompanied by a certificate of the Chief Executive Officer, Chief Financial Officer, President or any Vice President of the Company confirming the existence of the Material Disclosure Event. If so directed by the Company, Stockholder will deliver to the Company (at the Company’s expense) all copies, other than permanent file copies, then in Stockholder’s possession, of the most recent prospectus(es) covering such Registrable Securities at the time of receipt of such Suspension Notice. The Company covenants and agrees that it will not deliver a Suspension Notice with respect to a Suspension Period unless the Company’s employees, officers and directors are also prohibited by the Company for the duration of such Suspension Period from effecting any public sales of shares of the Company’s common stock beneficially owned by them. In the event of a Suspension Notice, the Company shall, promptly after such time as the related Material Disclosure Event no longer exists, provide notice to the Stockholder that the Suspension Period has ended, and take any and all actions necessary or desirable to give effect to Stockholder’s rights under this Agreement that may have been affected by such notice, including Stockholder’s Demand Registration rights and rights with respect to a Shelf Registration Statement. Notwithstanding the foregoing, a valid postponement or suspension of the filing of a registration statement shall not diminish the obligation of the Company to continue preparations for the filing of such registration statement during the Suspension Period.

(c) Stockholder Standstill Period. To the extent requested by the managing underwriter(s) for the applicable offering, Stockholder agrees to enter into a customary lock-up agreement with the managing underwriter for any underwritten offering of the Company’s equity securities for its own account, containing terms reasonably acceptable to such managing underwriter and Stockholder, covering the period commencing five (5) Business Days prior to the effective date of any registration statement or amendment to registration statement pertaining to such underwritten offering or, if applicable, five (5) Business Days prior to the date of the final prospectus supplement to a registration statement pertaining to such underwritten offering, and ending on the 90th day after such effective date or final prospectus supplement date (or such shorter period as shall have been agreed to by the Company or the Company’s executive officers and directors in their respective lock-up agreements); provided, however, that the obligations of Stockholder under this Section 5(c) shall apply only if: (i) Stockholder owns five percent (5%) or more of the outstanding Company common stock, (ii) Stockholder will be afforded the right (whether or not exercised by Stockholder) to include Registrable Securities in such underwritten offering in accordance with and subject to the provisions of Section 4 hereof; (iii) each of the Company’s executive officers and directors enter into lock-up agreements with such managing underwriter, which agreements shall not contain terms more favorable to such executive officers or directors than those contained in the lock-up agreement entered into by Stockholder; and (iv) the aggregate restriction periods in Stockholder’s lock-up agreement entered into pursuant to this Section 5(c) shall not exceed an aggregate of 180 days during any 365-day period. Notwithstanding the foregoing, and for the avoidance of doubt, none of the provisions or restrictions set forth in this Section 5(c) shall in any way limit Goldman Sachs & Co. LLC or any of its Affiliates (other than the Stockholder) from engaging in any brokerage, investment advisory, financial advisory, anti-raid advisory, principaling, merger advisory, financing, asset management, trading, market making, arbitrage, investment activity and other similar activities conducted in the ordinary course of their business. Notwithstanding anything to the contrary set forth in this Agreement, the restrictions contained in this Agreement shall not apply to any shares of the Company’s common stock or any other securities acquired by Goldman Sachs & Co. LLC or any of its Affiliates other than the Registrable Securities.

(d) The Company represents and warrants to Stockholder that it has not previously entered into an agreement with respect to its securities granting any registration rights to any Person that remain in effect as of the date of this Agreement, other than to The Blake L. Sartini and Delise F. Sartini Family Trust. If the Company shall at any time after the date of this Agreement provide to any holder of any securities of the Company rights with respect to the registration of such securities under the Securities Act, such rights shall not be in conflict with, adversely affect, or be more favorable than any of the rights provided in this Agreement to the Stockholder.

Section 6. Registration Procedures.

(a) In connection with the filing of any registration statement pursuant to this Agreement, the Company shall, as promptly as practicable:

(i) prepare and file with the SEC the requisite registration statement (including a prospectus therein and any supplement thereto) to effect such registration and use its reasonable best efforts to cause such registration statement to become effective and to keep such registration statement effective, and before filing such registration statement or any amendments or supplements thereto, provide to Stockholder copies of all such documents proposed to be filed or furnished and such Stockholder shall have a reasonable opportunity to review and comment thereon, and the Company will make such changes and additions thereto as may reasonably be requested in writing by Stockholder to the extent that such changes are required by the Securities Act;

(ii) prepare and file with the SEC (subject to the review and comment provisions set forth in Section 6(a)(i) above) such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to maintain the effectiveness of such registration until all of the Registrable Securities covered by such Registration Statement have been disposed of (but subject to any limitations on the period for effectiveness of such registration set forth elsewhere in this Agreement) and to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement;

(iii) use its reasonable best efforts to cause all Registrable Securities covered by any registration statement to be registered with or approved by such other governmental entities or self-regulatory bodies as may be reasonably necessary or advisable in light of the business and operations of the Company to enable Stockholder to consummate the disposition of such Registrable Securities in accordance with the intended method or methods of disposition thereof;

(iv) if the Company receives written notice from the Stockholder after the date on which the registration statement has become effective that the Stockholder desires to include additional Registrable Securities in such registration statement, use its reasonable best efforts to so include such additional Registrable Securities as promptly as possible by filing an additional registration statement pursuant to Rule 462(b) under the Securities Act or any similar rule then in effect, which registration shall not be counted as “effected” for purposes of Section 3(b);

(v) furnish to Stockholder, at the Company’s expense, such number of conformed copies of such registration statement and of each such amendment and supplement thereto (in each case including all exhibits other than those which are being incorporated into such registration statement by reference and that are publicly available), such number of copies of the prospectus contained in such registration statement and any other prospectus filed under Rule 424 under the Securities Act in conformity with the requirements of the Securities Act, and such other documents, as Stockholder may reasonably request, including in order to facilitate the disposition of the Registrable Securities;

(vi) use reasonable best efforts to register or qualify all Registrable Securities covered by such registration statement under such other securities or “blue sky” laws of such jurisdictions as Stockholder or any managing underwriter may reasonably request and to do any and all other acts and things that may be reasonably necessary or advisable to enable Stockholder and each underwriter, if any, to consummate the disposition of Stockholder’s Registrable Securities in such jurisdiction(s), except that the Company shall not for any such purpose be required to qualify generally to do business as a foreign company or to register as a broker or dealer in any jurisdiction where it would not otherwise be required to qualify but for this Section 6(a)(vi), or to consent to general service of process in any such jurisdiction, or to subject itself to any material tax obligation in any such jurisdiction where it is not then so subject;

(vii) promptly notify Stockholder and the managing underwriters of any underwritten offering at any time when the Company becomes aware that the registration statement, any pre-effective amendment thereto, the prospectus or any prospectus supplement or any post-effective amendment to the registration statement has been filed and, with respect to the registration statement or any post-effective amendment thereto, when the same has become effective;

(viii) promptly notify Stockholder and the managing underwriters of any underwritten offering at any time when the Company becomes aware that a prospectus or prospectus supplement relating thereto is required to be delivered under the Securities Act, of the happening of any event as a result of which the prospectus or prospectus supplement included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances under which they were made, and promptly prepare, file with the SEC, and furnish to Stockholder a reasonable number of copies of a supplement to or an amendment of such prospectus or prospectus supplement as may be necessary so that, as thereafter delivered to the purchasers of such Registrable Securities, such prospectus or prospectus supplement shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances under which they were made, provided, however, that with respect to Registrable Securities registered pursuant to such registration statement, Stockholder agrees that it will not enter into any transaction for the sale of any Registrable Securities pursuant to such registration statement during the time after the furnishing of the Company’s notice that the Company is preparing such supplement to or such amendment of such prospectus or prospectus supplement and until the filing and effectiveness thereof;

(ix) not file or make any amendment to any registration statement with respect to any Registrable Securities, or any amendment of or supplement to the prospectus used in connection therewith, that refers to Stockholder by name or otherwise identifies Stockholder as the holder of any securities of the Company without the consent of Stockholder (such consent not to be unreasonably withheld or delayed), unless and to the extent such disclosure is required by law; provided, that (A) Stockholder shall furnish to the Company in writing such information regarding itself and the distribution proposed by it as the Company may reasonably request for use in connection with a registration statement or prospectus and (B) Stockholder agrees to notify the Company as promptly as practicable of any inaccuracy or change in information previously furnished to the Company by Stockholder or of the occurrence of any event that would cause the prospectus included in such registration statement to contain an untrue statement of a material fact regarding Stockholder or the distribution of such Registrable Securities or to omit to state any material fact regarding Stockholder or the distribution of such Registrable Securities required to be stated therein or necessary to make the statements made therein not misleading in light of the circumstances under which they were made and to furnish to the Company, as promptly as practicable, any additional information required to correct and update the information previously furnished by Stockholder such that such prospectus shall not contain any untrue statement of a material fact regarding Stockholder or the distribution of such Registrable Securities or omit to state a material fact regarding Stockholder or the distribution of such Registrable Securities necessary to make the statements therein not misleading in light of the circumstances under which they were made;

(x) provide a transfer agent and registrar for all Registrable Securities covered by such registration statement (which transfer agent and registrar shall, at the Company’s option, be the Company’s existing transfer agent and registrar) not later than the effective date of such registration statement;

(xi) cause all Registrable Securities covered by such registration statement to be listed on any securities exchange on which any such class of securities is then listed;

(xii) promptly notify Stockholder and any managing underwriter(s), promptly after it shall receive notice or obtain knowledge thereof, of any oral or written comments by the SEC regarding, or of any request by the SEC for amendments or supplements to, the registration statement or the prospectus or for any additional information regarding Stockholder;

(xiii) advise Stockholder and any managing underwriter(s), promptly after it shall receive notice or obtain knowledge thereof, of (A) the issuance by the SEC or any other federal or state governmental authority of any stop order suspending the effectiveness of such registration statement or the initiation or threatening of any proceeding for such purpose, (B) the suspension of the registration or qualification or exemption from qualification of any of the Registrable Securities for sale in any jurisdiction and (C) the removal of any such stop order or proceeding or the lifting of any such suspension; provided, however, that Stockholder agrees that following such advisement it will not enter into any transaction for the sale of any Registrable Securities pursuant to such registration statement until Stockholder’s receipt of the notice described in clause (C);

(xiv) use reasonable best efforts to promptly obtain the withdrawal of any order suspending the effectiveness of such registration statement, or the lifting of any suspension of the registration or qualification or exemption from qualification of any Registrable Securities for sale in any jurisdiction;

(xv) in the case of an underwritten offering, make available for inspection by Stockholder and any managing underwriter(s), and any attorney, accountant or other agent retained by Stockholder or such underwriters, at reasonable times and in a reasonable manner, all pertinent financial and other records, corporate documents and properties of the Company and its subsidiaries, and cause the Company’s officers, directors and employees to supply all information reasonably requested by Stockholder or any such underwriter, attorney, accountant or agent, in each case as shall be reasonably necessary to enable them to conduct a reasonable investigation within the meaning of Section 11 of the Securities Act in connection with such registration statement; provided that the foregoing investigation and information gathering shall be coordinated on behalf of such parties by one firm of counsel designated by and on behalf of such parties;

(xvi) reasonably cooperate with Stockholder and any managing underwriter(s) participating in the disposition of such Registrable Securities and with underwriters’ counsel in connection with any filings required to be made with FINRA, if any;

(xvii) otherwise use its reasonable best efforts to comply with all applicable rules and regulations of the SEC, and make available to its stockholders, as soon as reasonably practicable, an earnings statement (in a form that satisfies the provisions of Section 11(a) of the Securities Act and Rule 158 under the Securities Act or any successor rule thereto) covering the period of at least 12 months beginning with the first day of the Company’s first full fiscal quarter after the effective date of the applicable registration statement, which requirement shall be deemed satisfied if the Company timely files complete and accurate information on Forms 10-K, 10-Q and 8-K under the Exchange Act and otherwise complies with Rule 158 under the Securities Act or any successor rule thereto;

(xviii) in the case of an underwritten offering, (A) promptly incorporate in a supplement to the prospectus or a post-effective amendment to the registration statement such information as is reasonably requested by the managing underwriter(s) or Stockholder to be included therein, the purchase price for the securities to be paid by the underwriters and any other applicable terms of such underwritten offering, and to promptly make all required filings of such supplement or post-effective amendment, (B) enter into such customary agreements (including an underwriting agreement and lock-up agreement in customary form), (C) take all such other actions as the managing underwriter(s) reasonably request in order to expedite or facilitate the disposition of such Registrable Securities (including, without limitation, causing senior management and other personnel of the Company to reasonably cooperate with Stockholder and the underwriter(s) in connection with performing due diligence) and (D) use reasonable best efforts to cause its counsel to issue written opinions of counsel, including all opinions of outside counsel to the Company required to be included in the registration statement, addressed and delivered to the underwriter(s) in form, substance and scope as are customary in underwritten offerings, subject to customary limitations, assumptions and exclusions;

(xix) use reasonable best efforts to obtain all consents of independent public accountants required to be included in the registration statement and to cause to be delivered, upon the pricing of any underwritten offering, and at the time of closing of a sale of Registrable Securities pursuant thereto, “comfort” letters from the Company’s independent registered public accountants addressed to the underwriter(s) stating that such accountants are independent public accountants within the meaning of the Securities Act and the applicable rules and regulations adopted by the SEC thereunder, and otherwise in customary form and covering such financial and accounting matters as are customarily covered by “comfort” letters of the independent registered public accountants delivered in connection with primary underwritten public offerings;

(xx) in the case of an underwritten offering of Registrable Securities, make senior management of the Company available, to the extent reasonably requested by the managing underwriter(s), to assist in the marketing of the Registrable Securities to be sold in such underwritten offering, including the participation of such members of senior management of the Company in “road show” presentations and other customary marketing activities, including “one-on-one” meetings with prospective purchasers of the Registrable Securities to be sold in such underwritten offering, and otherwise facilitate, cooperate with, and participate in such underwritten offering and customary selling efforts related thereto, in each case to the same extent as if the Company were engaged in a primary underwritten registered offering of its Common Stock;

(xxi) cooperate with the Stockholder to facilitate the timely preparation and delivery of certificates representing the Registrable Securities to be sold pursuant to such registration statement free of any restrictive legends and representing such number of shares of securities and registered in such names as the Stockholder may reasonably request a reasonable period of time prior to sales of Registrable Securities pursuant to such registration statement; provided, that the Company may satisfy its obligations hereunder without issuing physical stock certificates through the use of The Depository Trust Company’s Direct Registration System;

(xxii) not later than the effective date of such registration statement, provide a CUSIP number for all Registrable Securities covered thereby and provide the applicable transfer agent with printed certificates for the Registrable Securities in a form eligible for deposit with The Depository Trust Company; provided, that the Company may satisfy its obligations hereunder without issuing physical stock certificates through the use of The Depository Trust Company’s Direct Registration System; and

(xxiii) otherwise use its reasonable best efforts to take or cause to be taken all other actions reasonably necessary or advisable to effect the registration, marketing and sale of such Registrable Securities contemplated by this Agreement.

(b) Stockholder agrees that it shall furnish to the Company such information regarding Stockholder and the plan and method of distribution of Registrable Securities intended by Stockholder (A) as the Company may, from time to time, reasonably request in writing and (B) as shall be required by law or by the SEC in connection therewith, in each case, to the extent required to effect the registration, offer or sale of such Registrable Securities. Stockholder agrees that information obtained by it or any managing underwriter(s), and any attorney, accountant or other agent retained by such Stockholder or such underwriters, shall be deemed confidential unless and until such information is made generally available to the public.

Section 7. Indemnification.

(a) Indemnification by the Company. In the event of any registration of Registrable Securities under the Securities Act pursuant to this Agreement, the Company agrees to indemnify and hold harmless Stockholder, its members, managers, partners, officers, directors, employees, advisors, direct or indirect equityholders, stockholders, representatives and agents, and each Person, if any, who controls Stockholder within the meaning of the Securities Act or the Exchange Act, against any losses, liabilities, claims, damages and expenses (including, without limitation, reasonable attorneys’ fees and expenses and any legal or other expenses reasonably incurred in connection with investigating or defending any related claim or proceeding) (collectively, “Losses”) to which Stockholder or any such indemnitees may become subject under the Securities Act, the Exchange Act, any state securities Laws, any rule or regulation under the Securities Act, or otherwise, insofar as such Losses (or related actions or proceedings) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the registration statement under which such Registrable Securities were registered and sold under the Securities Act, any preliminary prospectus, final prospectus or summary prospectus contained therein, or any amendment or supplement thereto, or arise out of or are based upon any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; provided, however, that the Company shall not be liable in any such case to the extent that any such Loss arises out of or is based upon an untrue statement or alleged statement or omission or alleged omission made in such registration statement, any such preliminary prospectus, final prospectus, summary prospectus, amendment or supplement in reliance upon and in conformity with written information about Stockholder which is furnished to the Company by or on behalf of Stockholder specifically for use in such registration statement, preliminary prospectus, final prospectus, summary prospectus, amendment or supplement; and provided, further, that the Company shall not be liable in any such case to the extent that any such Loss arises out of Stockholder’s failure to deliver a copy of the prospectus (as amended or supplemented) after the Company has furnished Stockholder with a sufficient number of copies in advance with a reasonable opportunity to deliver the same in connection with the sale of Registrable Securities, but only if such statement or omission was corrected in such prospectus (as amended or supplemented).

(b) Indemnification by Stockholder. In the event of any registration of Registrable Securities under the Securities Act pursuant to this Agreement, Stockholder agrees to indemnify and hold harmless (in the same manner and to the same extent as set forth in Section 7(a)) the Company, its officers, directors, employees, advisors, representatives and agents, and each other Person, if any, who controls the Company within the meaning of the Securities Act or the Exchange Act, against any Losses to which the Company or any such indemnitees may become subject under the Securities Act or otherwise, insofar as such Losses (or related actions or proceedings) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the registration statement under which such Registrable Securities were registered and sold under the Securities Act, any preliminary prospectus, final prospectus or summary prospectus contained therein, or any amendment or supplement thereto, or arise out of or are based upon any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, in each case to the extent such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information about Stockholder furnished to the Company by or on behalf of Stockholder specifically for use in such registration statement, preliminary prospectus, final prospectus, summary prospectus, amendment or supplement; provided, however, that Stockholder shall not be liable for any amounts in excess of the net proceeds (after deducting Selling Expenses) received by Stockholder from sales of Registrable

Securities pursuant to such registration statement; and provided, further, that Stockholder shall not be liable for any Loss that arises out of Company’s failure to update, supplement or amend the prospectus after Stockholder has provided the Company with information correcting such statement or omission with a reasonable opportunity to amend or correct such prospectus.

(c) Notices of Claims, etc. Promptly after receipt by an indemnified party of notice of the commencement of any action or proceeding involving a claim referred to in the preceding paragraphs of this Section 7, such indemnified party shall, if a claim in respect thereof is to be made against an indemnifying party, give written notice to the latter of the commencement of such action; provided, however, that the failure of any indemnified party to give notice as provided herein shall not relieve the indemnifying party of its obligations under the preceding paragraphs of this Section 7, except to the extent that the indemnifying party is materially prejudiced by such failure to give notice. In case any such action is brought against an indemnified party, unless in such indemnified party’s reasonable judgment a conflict of interest between such indemnified and indemnifying parties exists with respect to such claim, the indemnifying party shall be entitled to assume the defense of such claim upon written notice to the indemnified party within 30 days of its receipt of notice of the claim with counsel reasonably satisfactory to the indemnified party; provided, however, that any person entitled to indemnification hereunder shall have the right to employ separate counsel and to participate in the defense of such claim, but the fees and expenses of such counsel shall be at the expense of such person unless (i) the indemnifying party has agreed to pay such fees or expenses or (ii) the indemnifying party shall have failed to assume the defense of such claim and employ counsel reasonably satisfactory to such person and to continue diligently pursuing such defense. If such defense is not assumed by the indemnifying party as permitted hereunder, the indemnifying party will not be subject to any liability for any settlement made by the indemnified party without its consent (but such consent will not be unreasonably withheld, conditioned or delayed). If such defense is assumed by the indemnifying party pursuant to the provisions hereof, such indemnifying party shall not settle or otherwise compromise the applicable claim unless (A) such settlement or compromise contains a full and unconditional release of the indemnified party or (B) the indemnified party otherwise consents in writing (which consent will not be unreasonably withheld, conditioned or delayed). An indemnifying party who is not entitled to, or elects not to, assume the defense of a claim will be obligated to pay the reasonable fees and expenses of not more than one counsel (plus local counsel to the extent reasonably necessary to defend against such claim) for all parties indemnified by such indemnifying party with respect to such claim.

The indemnification provided for under this Agreement shall remain in full force and effect regardless of any investigation made by or on behalf of the indemnified party and shall survive the transfer of securities.

(d) Contribution. If, for any reason, the foregoing indemnity is unavailable, or is insufficient to hold harmless an indemnified party, then the indemnifying party shall contribute to the amount paid or payable by the indemnified party as a result of the Loss in such proportion as is appropriate to reflect the relative fault of the indemnifying party and the indemnified party, and the relative benefits received by the indemnifying party and the indemnified party, as well as any other relevant equitable considerations. No indemnified party guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any indemnifying party who was not guilty of such fraudulent misrepresentation. The relative fault of the indemnifying party on the one hand and of the indemnified party on the other shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the indemnifying party or by the indemnified party, and by such party’s relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. Notwithstanding the provisions of this Section, Stockholder shall not be required to contribute an amount greater than the net proceeds (after deducting Selling Expenses) received by Stockholder from sales of Registrable Securities pursuant to the registration statement to which the claims relate.

Section 8. Covenants Relating To Rule 144. With a view to making available to Stockholder the benefits of Rule 144 and any other similar rule or regulation of the SEC that may at any time permit Stockholder to sell securities of the Company to the public without registration, the Company covenants that for so long as it is subject to Section 13 or 15(d) of the Exchange Act, it shall use its reasonable efforts to file in a timely manner all reports required to be filed by it under the Exchange Act and to comply with the requirements of Rule 144(c), as it may be amended from time to time (or any similar rule or regulation hereafter adopted by the SEC), regarding the availability of current public information to the extent required to enable Stockholder to sell Registrable Securities without registration under the Securities Act pursuant to the resale provisions of Rule 144 (or any similar rule or regulation). Upon the request of the Stockholder, the Company will promptly deliver to Stockholder a written statement as to whether it has complied with such requirements and, upon Stockholder’s compliance with the applicable provisions of Rule 144 and its delivery of such documents and certificates as the Company’s transfer agent may reasonably request in connection therewith, will take such reasonable action as may be required (including using its reasonable efforts to cause legal counsel to issue an appropriate opinion) to cause its transfer agent to effectuate any transfer of Registrable Securities properly requested by Stockholder, in accordance with the terms and conditions of Rule 144.

Section 9. Miscellaneous.

(a) Termination; Survival. The rights of Stockholder under this Agreement shall terminate on the date that all of the Registrable Securities held by Stockholder cease to be Registrable Securities. Notwithstanding the foregoing, the obligations of the parties under Section 5(c), Section 7 and this Section 9 shall survive the termination of this Agreement.

(b) Governing Law. This Agreement and any dispute, controversy or claim, whether sounding in contract or tort, arising out of or relating to this Agreement, shall be governed by and construed in accordance with the Laws of the State of New York without regard to its principles of conflict of laws that could mandate the application of the laws of another jurisdiction.

(c) Consent to Jurisdiction; Venue. Each party hereto irrevocably submits to the exclusive jurisdiction of the Courts of the State of New York or, in the event that exclusive jurisdiction is vested with regard to any claim in the federal courts, any federal or state court sitting in the Borough of Manhattan in the City, County and State of New York (any such court, a “New York Court”), for the purposes of any suit, action or other proceeding arising out of this Agreement or any transaction contemplated hereby. Each party irrevocably and unconditionally waives any objection to the laying of venue of any action, suit or proceeding arising out of this Agreement or the transactions contemplated hereby in a New York Court, and hereby and thereby further irrevocably and unconditionally waives and agrees not to plead or claim in any such court that any such action, suit or proceeding brought in any such court has been brought in an inconvenient forum.

(d) Waiver of Jury Trial. Each of Stockholder and the Company hereby irrevocably and unconditionally waives to the fullest extent permitted by law any right such party may have to a trial by jury in respect of any action, claim or proceeding directly or indirectly arising out of or relating to this Agreement or the transactions contemplated by this Agreement.

(e) Entire Agreement. This Agreement constitutes the entire agreement between the parties with respect to the subject matter contained herein, and it supersedes all prior and contemporaneous agreements, representations and understandings of the parties, express or implied, oral or written.

(f) Amendments and Waivers. The provisions of this Agreement may be amended or waived at any time only by written agreement signed by the Company and Stockholder.

(g) Assignment. Except as set forth herein, the rights and obligations of each party under this Agreement shall not be assignable by such party (except by operation of law) without the prior, express written consent of the other parties hereto.

(h) Binding Effect. This Agreement shall be binding upon, and inure to the benefit of, the legal representatives, heirs, successors and permitted assigns of the respective parties.

(i) Expenses. All Registration Expenses incurred in connection with any registration statement under this Agreement shall be borne by the Company. All Selling Expenses associated with the sale of Registrable Securities shall be borne by Stockholder. The obligation of the Company to bear all Registration Expenses shall apply irrespective of whether a registration statement becomes effective, is withdrawn or suspended, or converted to any other form of registration and irrespective of when any of the foregoing shall occur.

(j) Counterparts. This Agreement may be executed in one or more counterparts (including by facsimile and electronic transmission), all of which shall be considered one and the same agreement, and shall become effective when one or more counterparts have been signed by each of the parties to this Agreement. Electronic or facsimile signatures shall be deemed to be original signatures.

(k) Severability. The parties agree that if any part, term or provision of this Agreement shall be found invalid, illegal or unenforceable in any respect by any court of law of competent jurisdiction, the remaining provisions shall be severable, valid and enforceable in accordance with their terms, and any such invalidity, illegality or unenforceability in any jurisdiction shall not invalidate or render illegal or unenforceable such provision in any other jurisdiction.

(l) Notices. Notice from a party to another party hereto relating to this Agreement shall be deemed effective if made in writing and delivered to the recipient’s address or facsimile number set forth below by any of the following means: (i) hand delivery, (ii) registered or certified mail, postage prepaid, with return receipt requested, (iii) any nationally recognized overnight courier service that provides proof of delivery, or (iv) email with a confirmation and followed by regular mail or overnight courier service delivery of a copy thereof. Notice made in accordance with this paragraph shall be deemed delivered on receipt if delivered by hand, upon confirmation of receipt of email (other than automatic read receipts), on the third Business Day after mailing if mailed by registered or certified mail, or the next Business Day after deposit with an overnight courier service if delivered for next day delivery.

If to the Stockholder, as follows:

To:	c/o Goldman Sachs & Co.

Merchant Banking Division

6011 Connection Drive

Irving, TX 75039

Attention: Caroline Moore

Email: caroline.moore@gs.com

With a copy (which shall not constitute notice) to:

Sullivan & Cromwell LLP

125 Broad Street

New York, NY 10004

Attn: Anthony J. Colletta

Email: collettaa@sullcrom.com

If to the Company, as follows:

To:	Golden Entertainment, Inc.

6595 S Jones Blvd

Las Vegas, NV 89118

Attn: General Counsel

Email: SHiggins@goldenent.com

With a copy to:

Barry M. Clarkson

Latham & Watkins LLP

12670 High Bluff Drive

San Diego, CA 92130

Email: barry.clarkson@lw.com

Any party may, from time to time, by written notice to the other parties, designate a different address, which shall be substituted for the one specified above for such party.

(m) Specific Performance. The parties agree that irreparable damage may occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. Accordingly, the parties shall be entitled to seek an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions of this Agreement, in addition to any other remedy to which they are entitled at law or in equity.

(n) No Waiver. No failure or delay by any party in exercising any right, power or privilege hereunder shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies herein provided shall be cumulative and not exclusive of any rights or remedies provided by law.

[Signature Page Follows]

IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed as of the date first written above.

COMPANY:

GOLDEN ENTERTAINMENT, INC.

By:	/s/ Charles H. Protell
Name:	Charles H. Protell
Title:	Executive Vice President, Chief Strategy Officer and Chief Financial Officer

[Signature Page to Registration Rights Agreement]

IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed as of the date first written above.

STOCKHOLDER:

W2007/ACEP HOLDINGS, LLC

By:		Whitehall Street Global Real Estate Limited Partnership 2007

	By:	WH Advisors, L.L.C. 2007

		By:	/s/ Peter Weidman
Name: Peter Weidman
Title: Vice President

[Signature Page — Registration Rights Agreement]